UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                October 17, 2006


                            JOURNAL REGISTER COMPANY
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     1-12955                 22-3498615
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)


    790 Township Line Road, Yardley, Pennsylvania                 19067
       (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (215) 504-4200

                                 Not Applicable
                         (Former Name or Former Address,
                          If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 19, 2006, Journal Register Company (the "Company") announced that it was amending its defined benefit pension plan effective January 1, 2007. A copy of such press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01. Financial Statements and Exhibits

     (d)  Exhibits

     99.1 Text of press release issued by Journal Register Company, dated October 19, 2006, titled "Journal Register Company Announces Changes to Retirement Plans."



                                    SIGNATURE


Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                JOURNAL REGISTER COMPANY
                                                ------------------------
                                                       (Registrant)


Date: October 19, 2006                                 /s/ Julie A. Beck
                                                       -----------------
                                                By:    Julie A. Beck
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

                                  Exhibit Index
                                  -------------

Exhibit   Description
---------------------

99.1 Text of press release issued by Journal Register Company, dated October 19, 2006, titled "Journal Register Company Announces Changes to Retirement Plans."